SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 29, 2003
                                                  ------------------


                  WNC California Housing Tax Credits III, L.P.
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             (Exact name of registrant as specified in its charter)


      California                     0-23908                    33-0531301
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


           17782 Sky Park Circle, Irvine, California             92614
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in registrant's certifying accountant.

On October 29, 2003, the Registrant was informed that BDO Seidman, LLP ("BDO") resigned as the Registrant's principal independent accountants. BDO resigned due to an independence issue arising from the hire by WNC & Associates, Inc. of a former employee of BDO.

During the Registrant's fiscal years ended March 31, 2003 and 2002, and the subsequent interim period through October 29, 2003, there were no disagreements with BDO on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of BDO would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for that period, nor have there been any reportable events as defined under Item 304(a)(1)(v) of Regulation S-K during such period.

BDO's report on the Registrant's financial statements for either of the past two years ended March 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

Effective as of October 31, 2003, the Registrant engaged the firm of Reznick Fedder & Silverman ("Reznick"), as independent accountants. From April 1, 2001 to such date of engagement, neither the Registrant nor anyone on behalf of the Registrant consulted with Reznick regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written or oral advice was provided by Reznick that was a factor considered by the Registrant in reaching its decision as to accounting, auditing or financial reporting issues.


Item 7.  Financial Statements and Exhibits

(c) Exhibits

        16.1 Letter regarding change in certifying accountant (to be filed by amendment)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC California Housing Tax Credits III, L.P.

Date: November 4, 2003           By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ THOMAS J. RIHA
                                               -------------------
                                               Thomas J. Riha,
                                               Vice President - Chief Financial
                                               Officer

                                 Exhibit Index


Exhibit
Number          Exhibit

16.1 Letter regarding change in certifying accountant (to be filed by amendment)